UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 29, 2022
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)
_________________________________________________

Ohio		1-4879	34-0183970

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

50 Executive Parkway, P.O. Box 2520
Hudson,	Ohio		44236

(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on December 29, 2022 (the “Settlement Date”), Diebold Nixdorf, Incorporated (the “Company”) completed a series of transactions with certain key financial stakeholders to refinance certain debt with near-term maturities and provide the Company with $400 million in new capital. The transactions and related material definitive agreements entered into by the Company are described below.

Private Exchange Offers and Consent Solicitations

8.50% Senior Notes due 2024

On the Settlement Date, the Company completed the private exchange offer and consent solicitation with respect to the outstanding 8.50% Senior Notes due 2024 issued by the Company (144A CUSIP: 253651AA1; REG S CUSIP: U25316AA5; Registered CUSIP: 253651AC7) (the “2024 Senior Notes”), which included (i) a private offer to certain eligible holders to exchange any and all 2024 Senior Notes for units (the “Units”) consisting of (a) new 8.50%/12.50% Senior Secured PIK Toggle Notes due 2026 issued by the Company (the “New Notes”) and (b) a number of warrants (the “New Warrants” and, together with the Units and the New Notes, the “New Securities”) to purchase common shares, par value $1.25 per share, of the Company (“Common Shares”) and (ii) a related consent solicitation to adopt certain proposed amendments to the indenture governing the 2024 Senior Notes (the “2024 Senior Notes Indenture”) to eliminate certain of the covenants, restrictive provisions and events of default intended to protect holders, among other things, from such indenture (collectively, the “2024 Exchange Offer and Consent Solicitation”).

The 2024 Exchange Offer and Consent Solicitation was completed on the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated as of November 28, 2022 (as amended, the “2024 Offering Memorandum”), and the related eligibility letter.

Pursuant to the 2024 Exchange Offer and Consent Solicitation, the Company accepted $327,888,000 in aggregate principal amount of the 2024 Senior Notes (representing 81.97% of the aggregate principal amount outstanding of the 2024 Senior Notes) tendered for exchange and issued $333,616,814 in aggregate principal amount of Units consisting of $333,616,814 in aggregate principal amount of New Notes and 15,813,847 New Warrants to purchase up to 15,813,847 Common Shares, which included, in the form of additional aggregate principal amount of Units and New Notes, accrued and unpaid interest to, but excluding, the Settlement Date, on the 2024 Senior Notes that were accepted for exchange, with amounts less than the minimum denomination of $2,000 aggregate principal amount and integral multiples of $1.00 in excess thereof paid in cash.

In connection with the 2024 Exchange Offer and Consent Solicitation, the Company entered into a unit agreement, a warrant agreement, an indenture governing the New Notes and a supplemental indenture, each as described below.

9.375% Senior Secured Notes due 2025 and 9.000% Senior Secured Notes due 2025

On the Settlement Date, the Company also completed the private exchange offers and consent solicitations with respect to the outstanding 9.375% Senior Secured Notes due 2025 issued by the Company (144A CUSIP: 253657AA8; 144A ISIN: US253657AA82; REG S CUSIP: U25317AA3; ISIN: USU25317AA30) (the “2025 USD Senior Notes”) and the outstanding 9.000% Senior Secured Notes due 2025 issued by Diebold Nixdorf Dutch Holding B.V. (the “Dutch Issuer”), a direct and wholly owned subsidiary of the Company (144A ISIN: XS2206383080; 144A Common Code 220638308; REG S ISIN: XS2206382868; REG S Common Code 220638286) (the “2025 EUR Senior Notes”, and together with the 2025 USD Senior Notes, the “2025 Senior Notes”), which included (i) private offers to certain eligible holders to exchange (a) any and all 2025 USD Senior Notes for new senior secured notes (the “New 2025 USD Senior Notes”) having the same terms as the 2025 USD Senior Notes, other than the issue date, the first interest payment date, the first date from which interest will accrue and other than with respect to CUSIP and ISIN numbers and (b) any and all 2025 EUR Senior Notes for new senior secured notes (the “New 2025 EUR Senior Notes” and, together with the New 2025 USD Senior Notes, the “New 2025 Notes”) having the same terms as the 2025 EUR Senior Notes, other than the issue date, the first interest payment date, the first date from which interest will accrue and other than with respect to ISIN numbers and common codes and (ii) related consent solicitations to enter into supplemental indentures with respect to (a) the indenture governing the 2025 USD Senior Notes, dated as of July 20, 2020 (the “2025 USD Senior Notes Indenture”), and (b) the indenture governing the 2025 EUR Senior Notes, dated as of July 20, 2020 (the “2025 EUR Senior Notes Indenture” and, together with the 2025 USD Senior Notes Indenture, the “2025 Senior Notes Indentures”), in order to amend certain provisions of the 2025 Senior Notes Indentures to, among other things, permit the refinancing transactions set forth in the Transaction Support Agreement, dated as of October 20, 2022 (as amended, the “Transaction Support Agreement”), among the Company, certain of its subsidiaries and certain creditors (collectively, the “2025 Exchange Offers and Consent Solicitations” and, together with the 2024 Exchange Offer and Consent Solicitation, the “Exchange Offers and Consent Solicitations”).

The 2025 Exchange Offers and Consent Solicitations were completed on the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated as of November 28, 2022 (as amended, the “2025 Offering Memorandum”), and the related eligibility letter.

Pursuant to the 2025 Exchange Offers and Consent Solicitations, the Company accepted $697,299,000 in aggregate principal amount of the 2025 USD Senior Notes (representing 99.61% of the aggregate principal amount of the outstanding 2025 USD Notes) tendered for exchange and issued $718,137,000 in aggregate principal amount of the New 2025 USD Senior Notes. The Dutch Issuer accepted €345,624,000 in aggregate principal amount of the 2025 EUR Senior Notes (representing 98.75% of the aggregate principal amount of the outstanding 2025 EUR Senior Notes) tendered for exchange and issued €355,950,000 aggregate principal amount of the New 2025 EUR Senior Notes. In addition, eligible holders received payment in cash for accrued and unpaid interest to, but excluding, the Settlement Date on the 2025 Senior Notes that were accepted for exchange.

In connection with the 2025 Exchange Offers and Consent Solicitations, the Company entered into supplemental indentures, each as described below.

Unit Agreement and Warrant Agreement

On the Settlement Date, the Company entered into (i) a unit agreement (the “Unit Agreement”), by and between the Company and U.S. Bank Trust Company, National Association, as Units Trustee, as trustee under the New Notes Indenture, and as warrant agent (the “Warrant Agent”) under the warrant agreement, and (ii) a warrant agreement (the “Warrant Agreement”), by and between the Company and the Warrant Agent.

Unit Agreement and Units

Each Unit is comprised of New Notes (the terms of which are set forth in the New Notes Indenture), and, for any principal amount of New Notes that is a part of Units, a number of Warrants (the terms of which are set forth in the Warrant Agreement). On the Settlement Date, the Company issued $333,616,814 in aggregate principal amount of Units consisting of $333,616,814 in aggregate principal amount of New Notes and 15,813,847 New Warrants to purchase up to 15,813,847 Common Shares. The Units were issued in minimum denominations of $2,000 principal amount and integral multiples of $1.00 principal amount in excess thereof, in the form of fully registered global securities, which were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of a nominee of DTC.

The number of New Warrants attached to the Units will be subject to adjustment in the manner set forth in the Unit Agreement. For any principal amount of New Notes specified on the face of a Unit certificate representing definitive units or in the applicable schedule attached to any Unit certificate representing global units, the number of New Warrants exercisable for an aggregate number of Common Shares (referred to as the Unit Warrant Number) will be equal to the product of (a) (i) such principal amount of New Notes part of all outstanding Units (including any interest on New Notes that is paid, at the Company’s election, in accordance with the terms of the New Notes Indenture, by increasing the amount of outstanding New Notes or, with respect to any New Notes in definitive form, by issuing additional notes under the New Notes Indenture having the same terms as New Notes, if applicable (the “PIK Interest”)) divided by (ii) the aggregate principal amount of all outstanding New Notes (including any PIK Interest, if applicable, and any New Notes that may be issued as part of Units in the future) and (b) the Maximum Number of Warrant Shares, as described below, in each case, at any time of determination and, in each case, that are still part of Units and have not been split prior to the Unit Split Date (as defined below) calculated to the nearest 1/1000th of a warrant.
The Maximum Number of Warrant Shares means, initially, 15,813,847 Common Shares, subject to adjustment as follows: (i) if a Termination Event (as defined below) with respect to any portion of the principal amount of any Units occurs prior to April 1, 2024, the Maximum Number of Warrant Shares will be reduced proportionately to reflect the cancellation of New Warrants attached to such aggregate principal amount of Units; (ii) if a Unit Split Date occurs with respect to a portion but not all of the aggregate principal amount of Units, the Maximum Number of Warrant Shares will be proportionately reduced by a number equal to the product of (a) the sum of (1) the number of New Warrants separated as a result of the applicable Unit Split Date and (2) the number of New Warrants cancelled on account of any cash paid in lieu of delivery of any fractional New Warrants as provided in the Warrant Agreement, and (b) the then applicable Warrant Share Number (as defined below); and (iii) the Maximum Number of Warrant Shares shall also be adjusted at the same time, and in the same manner, as the Warrant Share Number is adjusted in respect of certain anti-dilution adjustments, dividends and other corporate events pursuant to the Warrant Agreement, as discussed below.

The New Notes and New Warrants may not be separately traded prior to the Unit Split Date. The Unit Split Date means, with respect to any Unit, the date on which such Unit is required to be separated into its constituent securities, which will occur on April 1, 2024, or, under certain circumstances, on an earlier date or dates in connection with the receipt by the Units Trustee of (i) a notice that with respect to any portion of the principal amount of any Unit, any prepayment, repurchase, redemption or other retiring of any portion of the principal amount of New Notes forming a part thereof has occurred (other than in connection with certain permitted equity issuance prepayments or a refinancing in connection with a change of control, in each case prior to April 1, 2024, as set forth in the New Notes Indenture (such permitted transaction, a “Termination Event”)) or (ii) a notice that an event of default under the New Notes Indenture has occurred and the indebtedness has been accelerated. Prior to the applicable Unit Split Date, the Units will trade as a single unit, with each Unit issued in the 2024 Exchange Offer and Consent Solicitation trading under a single CUSIP (subject to separate CUSIPs required to comply with transfer restrictions). On the applicable Unit Split Date, with respect to such Units, the underlying New Notes and New Warrants will automatically separate and begin trading separately under separate CUSIPs, in each case, if not earlier redeemed, repaid, terminated or otherwise cancelled, as the case may be.

The Company has agreed to provide to eligible holders who exchanged the 2024 Senior Notes for Units in the 2024 Exchange Offer and Consent Solicitation with certain customary resale registration rights with respect to the Units and, following the Unit Split Date, the New Notes and New Warrants. The Company has agreed to use commercially reasonable efforts to file a resale registration statement and to effect such registration with respect to the Units no later than June 30, 2023.

Warrant Agreement and New Warrants

Each New Warrant will initially represent the right to purchase one Common Share, subject to adjustment (as adjusted, the “Warrant Share Number”), at an exercise price of $0.01 per share. The New Warrants will, in the aggregate and upon exercise, be exercisable for up to 15,813,847 Common Shares (representing 19.99% of the Common Shares outstanding on the business day immediately preceding the Settlement Date), subject to adjustment. Unless earlier cancelled in accordance with their terms, New Warrants can be exercised at any time on and after April 1, 2024 and prior to 5:00 p.m. New York City time on December 29, 2027 (or, if such day is not a business day, the next succeeding day that is a business day). No cash will be payable by a warrantholder in respect of the exercise price for a New Warrant upon exercise; rather, upon exercise, a holder of New Warrants will receive, on the applicable settlement date, a number of Common Shares equal to the greater of (i) zero and (ii) the product of (a) the number of warrant shares for such New Warrant as of the exercise date and (b) a fraction, the numerator of which is (x) the fair market value per share of the Common Shares as of the trading day immediately prior to the exercise date minus (y) the exercise price of $0.01 per share, and the denominator of which is the fair market value per share of the Common Shares as of the trading day immediately prior to the exercise date. The number of full shares issuable upon an exercise of New Warrants by a warrantholder at any time will be computed on the basis of the aggregate number of shares issuable pursuant to the New Warrants being exercised by such warrantholder as of the applicable exercise date.

If a Termination Event occurs with respect to any Units prior to April 1, 2024, the New Warrants forming part of such Units will automatically terminate and become void without further legal effect and will be cancelled for no further consideration, and all rights thereunder and all rights in respect thereof under the Warrant Agreement will cease as of such time.

As component parts of the Units, New Warrants were issued in minimum denominations of one warrant and integral multiples of one warrant in excess thereof and the Company will not issue any fractional New Warrants upon separation from the Units. If the Company would be required to issue a fractional New Warrant, the Company will, in lieu of such issuance, pay cash to the applicable warrantholder based on the fair market value of its Common Shares on the trading day immediately prior to the Unit Split Date. The description above is only a summary of the material provisions of the Unit Agreement and the Warrant Agreement and is qualified in its entirety by reference to the Unit Agreement and Warrant Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.

New Notes Indenture and New Notes

In connection with the issuance of the New Notes that form a part of the Units pursuant to the 2024 Exchange Offer and Consent Solicitation, the Company entered into an indenture, dated as of December 29, 2022 (the “New Notes Indenture”), among the Company, the Company’s subsidiary guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, and GLAS Americas LLC, as notes collateral agent, that provides for the issuance of the New Notes.

The New Notes are the Company’s senior secured obligations and are guaranteed by the Company’s material subsidiaries in the United States, Belgium, Canada, Germany, France, Italy, the Netherlands, Poland, Spain, Sweden and the United Kingdom (the “Specified Jurisdictions”), in each case, subject to agreed guaranty and security principles and certain exclusions. The obligations of the Company and the guarantors are secured (i) on a second-priority basis by certain Non-ABL Priority Collateral (as defined below) held by the Company and those guarantors that are organized in the United States, (ii) on a third-priority basis by certain other Non-ABL Priority Collateral held by the Company and the guarantors and (iii) on a fourth-priority basis by the ABL Priority Collateral (as defined below).

The New Notes will mature on October 15, 2026 and bear interest at a fixed rate of 8.50% per annum through July 15, 2025, after which interest will accrue at the rate of 8.50% (if paid in cash) or 12.50% (if paid in the form of PIK Interest (as defined in the New Notes Indenture)), subject to the applicable interest period determination election made for each applicable interest period after such date. The interest rate on the New Notes is subject to an immediate increase in the event that certain individuals are either not nominated by the Company for appointment to the Company’s board of directors at the next board of directors election or fail to be elected by the Company’s shareholders, by an additional 2.50% (with such increase being solely in the form of PIK

Interest) with respect to all remaining days in such interest period during which such board candidate failure event occurred and for all following interest periods.

Interest on the New Notes will be payable on January 15 and July 15 of each year, commencing on July 15, 2023. Interest will accrue from the Settlement Date.

The New Notes will be redeemable at the Company’s option, in whole or in part, at any time at 100% of their principal amount, together with accrued and unpaid interest, if any, to, but excluding, the date of redemption, subject to certain restrictions.

Upon the occurrence of specific kinds of changes of control, the Company will be required to make an offer to repurchase some or all of the New Notes at 101% of their principal amount, plus accrued and unpaid interest to, but excluding, the repurchase date, subject to certain restrictions. Further, if the Company or its subsidiaries sell assets, under certain circumstances, the Company will be required to use the net proceeds from such sales to make an offer to purchase New Notes at an offer price in cash in an amount equal to 100% of the principal amount of the New Notes plus accrued and unpaid interest to, but excluding, the repurchase date, subject to certain restrictions.

The New Notes Indenture contains covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur additional indebtedness and guarantee indebtedness, pay dividends, prepay, redeem or repurchase certain debt, incur liens and to merge, consolidate or sell assets.

The description above is only a summary of the material provisions of the New Notes Indenture and is qualified in its entirety by reference to the New Notes Indenture, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Fifth Supplemental Indenture to the 2024 Senior Notes Indenture

In connection with the 2024 Exchange Offer and Consent Solicitation, the Company entered into a supplemental indenture (the “Fifth Supplemental Indenture”), dated as of December 29, 2022, with the Company’s subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, to the 2024 Senior Notes Indenture. The Fifth Supplemental Indenture, among other things, (i) removed certain covenants, including those relating to (a) the payment of taxes, (b) maintenance of corporate existence, (c) filing and delivery of certain material financial information and current reports and annual compliance certificates, (d) future guarantors, (e) transactions with affiliates, (f) limitations on certain restricted payments, including paying a dividend or making any distribution other than solely in certain capital stock of the Company or by certain subsidiaries, (g) limitations on indebtedness, (h) limitations on liens, (i) limitations on restrictions on distributions from certain subsidiaries and (j) limitations on payments as an inducement to consent, waive or amend the terms or provisions of the 2024 Senior Notes Indenture; (ii) eliminated certain events of default, including certain events of default relating to non-compliance with certain covenants, failure to pay or acceleration of other material indebtedness and failure to pay certain judgments; and (iii) revised the definition of “Asset Disposition” to increase the de minimis threshold from $20 million to $2 billion in order for a disposition of assets in any single transaction or series of related transactions to qualify and be subject to the applicable asset sale offer covenants in the 2024 Senior Notes Indenture.

The description above is only a summary of the material provisions of the Fifth Supplemental Indenture and is qualified in its entirety by reference to the Fifth Supplemental Indenture, which is filed as Exhibit 4.2 hereto and are incorporated herein by reference.

Supplemental Indenture to the 2025 USD Senior Notes Indenture

In connection with the 2025 Exchange Offers and Consent Solicitations, the Company entered into a supplemental indenture (the “2025 USD Notes Supplemental Indenture”), dated as of December 29, 2022, with U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “2025 USD Trustee”) and existing notes collateral agent and GLAS Americas LLC, as new notes collateral agent, and the guarantors party thereto, to the 2025 USD Senior Notes Indenture. The 2025 USD Supplemental Indenture amends and restates the 2025 USD Senior Notes Indenture to, among other things, amend the covenants thereunder to permit the transactions contemplated by the Transaction Support Agreement, provide for the issuance of the New 2025 USD Senior Notes, provide for additional guarantees and collateral and replace the notes collateral agent.

The New 2025 USD Senior Notes are the Company’s senior secured obligations. The New 2025 USD Senior Notes and the 2025 USD Senior Notes that remain outstanding are guaranteed by the Company’s material subsidiaries in the Specified Jurisdictions, in each case, subject to agreed guaranty and security principles and certain exclusions. The obligations of the Company and the guarantors are secured (i) on a first-priority basis, ranking pari passu with the Superpriority Facility, the 2025 EUR Senior Notes, the New 2025 EUR Senior Notes and the Existing Term Loans (excluding released liens), by certain Non-ABL Priority Collateral held by the Company and those guarantors that are organized in the United States, (ii) on a second-priority basis by certain other Non-ABL Priority Collateral held by the Company and the guarantors and (iii) on a third-priority basis by the ABL Priority Collateral.

The New 2025 USD Senior Notes will mature on July 15, 2025 and bear interest at a rate of 9.375% per year from the Settlement Date.

Interest on the New 2025 USD Senior Notes will be payable on January 15 and July 15 of each year, commencing on January 15, 2023.

The New 2025 USD Senior Notes will be redeemable at the Company’s option, in whole or in part, upon not less than 15 nor more than 60 days’ notice mailed or otherwise sent to each holder, at 104.688% of their principal amount prior to July 15, 2023, 102.344% prior to July 15, 2024 and 100% thereafter, together with accrued and unpaid interest, if any, to, but excluding, the date of redemption, subject to certain restrictions.

Upon the occurrence of specific kinds of changes of control, the Company will be required to make an offer to repurchase some or all of the New 2025 USD Senior Notes at 101% of their principal amount, plus accrued and unpaid interest to, but excluding, the repurchase date, subject to certain restrictions. Further, if the Company or its subsidiaries sell assets, under certain circumstances, the Company will be required to use the net proceeds from such sales to make an offer to purchase the New 2025 USD Senior Notes at an offer price in cash in an amount equal to 100% of the principal amount of the New 2025 USD Senior Notes plus accrued and unpaid interest to, but excluding, the repurchase date, subject to certain restrictions.

The description above is only a summary of the material provisions of the 2025 USD Senior Notes Supplemental Indenture and is qualified in its entirety by reference to the 2025 USD Supplemental Indenture, which is filed as Exhibit 4.3 hereto and is incorporated herein by reference.

Supplemental Indenture to the 2025 EUR Senior Notes Indenture

In connection with the 2025 Exchange Offers and Consent Solicitations, the Dutch Issuer entered into a supplemental indenture (the “2025 EUR Notes Supplemental Indenture”), on December 29, 2022, with the Company, the Company’s subsidiary guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, Elavon Financial Services DAC, as paying agent, transfer agent and registrar, U.S Bank Trustees Limited, as existing notes collateral agent, and GLAS Americas LLC, as new notes collateral agent to the 2025 EUR Senior Notes Indenture. The 2025 EUR Notes Supplemental Indenture amends and restates the 2025 EUR Notes Supplemental Indenture to, among other things, amend the covenants under the 2025 EUR Senior Notes Indenture to permit the transactions contemplated by the Transaction Support Agreement, provide for the issuance of New 2025 EUR Senior Notes, provide for additional guarantees and collateral and replace the notes collateral agent.

The New 2025 EUR Senior Notes are the Dutch Issuer’s senior secured obligations. The New 2025 EUR Senior Notes and the 2025 EUR Senior Notes that remain outstanding are guaranteed by the Company and the Company’s material subsidiaries (other than the Dutch Issuer) in the Specified Jurisdictions, in each case, subject to agreed guaranty and security principles and certain exclusions. The obligations of the Dutch Issuer and the guarantors are secured (i) on a first-priority basis, ranking pari passu with the Superpriority Facility, the 2025 USD Senior Notes, the New 2025 USD Senior Notes and the Existing Term Loans (excluding released liens), by certain Non-ABL Priority Collateral held by the Company and those guarantors that are organized in the United States, (ii) on a second-priority basis by certain other Non-ABL Priority Collateral held by the Company and the guarantors and (iii) on a third-priority basis by the ABL Priority Collateral.

The New 2025 EUR Senior Notes will mature on July 15, 2025 and bear interest at a rate of 9.000% per year from the Settlement Date.

Interest on the New 2025 EUR Senior Notes will be payable on January 15 and July 15 of each year, commencing on January 15, 2023.

The New 2025 EUR Senior Notes will be redeemable at the Dutch Issuer’s option, in whole or in part, upon not less than 15 nor more than 60 days’ notice mailed or otherwise sent to each holder, at 104.500% of their principal amount prior to July 15, 2023, 102.250% prior to July 15, 2024 and 100% thereafter, together with accrued and unpaid interest, if any, to, but excluding, the date of redemption, subject to certain restrictions.

Upon the occurrence of specific kinds of changes of control, the Dutch Issuer will be required to make an offer to repurchase some or all of the New 2025 EUR Senior Notes at 101% of their principal amount, plus accrued and unpaid interest to, but excluding, the repurchase date, subject to certain restrictions. Further, if the Dutch Issuer or its subsidiaries sell assets, under certain circumstances, the Dutch Issuer will be required to use the net proceeds from such sales to make an offer to purchase the New 2025 EUR Senior Notes at an offer price in cash in an amount equal to 100% of the principal amount of the New 2025 EUR Senior Notes plus accrued and unpaid interest to, but excluding, the repurchase date, subject to certain restrictions.

The description above is only a summary of the material provisions of the 2025 EUR Supplemental Indenture and is qualified in its entirety by reference to the 2025 EUR Supplemental Indenture, which is filed as Exhibit 4.4 hereto and is incorporated herein by reference.

Transaction Premium and Securities Purchase

Pursuant to the Transaction Support Agreement, on the Settlement Date, a structuring premium (the “Structuring Premium”) was paid by the Company to certain Initial Consenting Holders (as defined in the Transaction Support Agreement), in cash, in an amount equal to $8,981,261.10, which was to be used by the recipients thereof to purchase Common Shares subject to certain conditions, and if those conditions were not satisfied those certain Initial Consenting Holders would retain the proceeds. While the Company and those certain Initial Consenting Holders entered into a Securities Purchase Agreement on the Settlement Date to purchase an aggregate of 2,829,726 Common Shares at a purchase price of $1.28 per Common Share, the conditions to that purchase will not be satisfied and the sale will not occur.

The Twelfth Amendment to the Existing Credit Agreement

On the Settlement Date, the Company entered into a twelfth amendment (the “Twelfth Amendment”) to the Credit Agreement, dated as of November 23, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), among the Company, as borrower, the Company’s subsidiary borrowers party thereto, the guarantors party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Existing Administrative Agent”).

The Twelfth Amendment, among other things, (i) permits the Exchange Offers and Consent Solicitations, the Term Loan Exchange (as defined below), the Superpriority Facility (as defined below), the ABL Facility and certain other related transactions (together, the “Refinancing Transactions”), (ii) removes substantially all negative covenants and mandatory prepayment provisions from the Existing Credit Agreement and (iii) directs the collateral agent under the Existing Credit Agreement to release the liens on certain current-asset collateral securing the ABL Facility on a first-priority basis (the “ABL Priority Collateral”) and certain other collateral securing the Company’s obligations under the Existing Credit Agreement and the Company’s existing subsidiary guarantors’ obligations under the related guarantees (in each case, to the extent permitted, including under applicable law).

The Twelfth Amendment contains customary representations and warranties, and the effectiveness of the amendments set forth above was subject to the substantially simultaneous satisfaction of certain conditions including, among others, (i) execution of lender consents by at least 95% of all Existing Term Lenders (as defined below), (ii) receipt by the Existing Administrative Agent, the Majority Ad Hoc Parties (as defined in the Transaction Support Agreement) and the Majority Term Loan Parties (as defined in the Transaction Support Agreement) of evidence that the Refinancing Transactions would be consummated in accordance with the terms of the Transaction Support Agreement and (iii) receipt by the Existing Administrative Agent, the Majority Ad Hoc Parties and the Majority Term Loan Parties of evidence that the Initial New Term Loan Paydown (as defined below) would occur in accordance with the terms of the Transaction Support Agreement.

The description above is only a summary of the material provisions of the Twelfth Amendment and is qualified in its entirety by reference to the Twelfth Amendment, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Superpriority Credit Agreement

On the Settlement Date, the Company entered into a Credit Agreement (the “Superpriority Credit Agreement”), among the Company, Diebold Nixdorf Holding Germany GmbH (the “Superpriority Borrower”), the lenders party thereto, GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent, providing for a superpriority secured term loan facility of $400 million (the “Superpriority Facility”). On the Settlement Date, the Superpriority Borrower borrowed the full $400 million of term loans available under the Superpriority Credit Agreement, in the form of Term Benchmark Loans (as defined in the Superpriority Credit Agreement).

The proceeds of the borrowing under the Superpriority Facility were or will be used, respectively, (i) on the Settlement Date, to repay the New Term Loans (as defined below) in an amount equal to 15% of the principal amount of Existing Term Loans (as defined below) that participated in the Term Loan Exchange (the “Initial New Term Loan Paydown”), (ii) on December 31, 2023, to repay the New Term Loans in an amount equal to 5% of the principal amount (at the time of the Term Loan Exchange) of Existing Term Loans that participated in the Term Loan Exchange, subject to satisfaction of certain liquidity conditions, (iii) solely in the event that the repayment in (ii) is not made as a result of such liquidity conditions not being satisfied, on December 31, 2024, to repay the New Term Loans in an amount equal to 5% of the principal amount (at the time of the Term Loan Exchange) of Existing Term Loans that participated in the Term Loan Exchange, subject to satisfaction of the same liquidity condition measured on a pro forma basis on December 31, 2024 and (iv) for general corporate purposes (excluding making payments on any other funded indebtedness).

Loans under the Superpriority Facility (the “Superpriority Loans”) will mature on July 15, 2025. The Superpriority Loans bear interest equal to (i) in the case of Term Benchmark Loans, the Adjusted Term SOFR Rate (as defined in the Superpriority Credit Agreement and subject to a 4.0% floor) plus a 0.10% credit spread adjustment plus an applicable margin of 6.40% and (ii) in the case of Floating Rate Loans (as defined in the Superpriority Credit Agreement), the Alternate Base Rate (as defined in the Superpriority Credit Agreement and subject to a 5.0% floor) plus an applicable margin of 5.40%. Interest accrued on the Superpriority Loans is payable (i) in the case of Term Benchmark Loans, on the last day of the applicable Interest Period (as defined in the Superpriority Credit Agreement) (provided that, if the Interest Period is longer than three months, interest is also payable on the last day of each three-month interval during such Interest Period), on any date on which the Term Benchmark Loans are repaid, and at maturity, and (ii) in the case of Floating Rate Loans, on the last business day of each March, June, September and December occurring after the Settlement Date, beginning with March 31, 2023, and at maturity.

Pursuant to the Transaction Support Agreement, the Superpriority Borrower paid a fee to the lenders under the Superpriority Facility in an amount equal to 6.40% per annum of such lenders’ commitments (the “Ticking Fee”), which began accruing on December 20, 2022 until the Settlement Date. The total amount of the Ticking Fee paid to all lenders was $631,233, and was paid in the form of additional Superpriority Loans on the Settlement Date.

The obligations of the Superpriority Borrower under the Superpriority Facility are guaranteed, subject to certain exclusions and agreed guaranty and security principles, by the Company and the Company’s material subsidiaries in the Specified Jurisdictions and secured (i) on a first-priority basis by substantially all assets (subject to agreed guaranty and security principles and certain exclusions) other than the ABL Priority Collateral (the “Non-ABL Priority Collateral”) held by the Superpriority Borrower and those guarantors that are organized outside the United States and certain Non-ABL Priority Collaterial held by the Company and those guarantors that are organized in the United States, (ii) on a first-priority basis, ranking pari passu with the New Term Loans, the 2025 Senior Notes, the New 2025 Notes and the Existing Term Loans (excluding released liens), by certain Non-ABL Priority Collateral held by the Company and those guarantors that are organized in the United States and (iii) on a second-priority basis by the ABL Priority Collateral.

The Superpriority Borrower may prepay the Superpriority Loans at any time; provided that voluntary prepayments and certain mandatory prepayments made (i) prior to December 29, 2024 must be accompanied by a customary make-whole premium and (ii) on or after December 29, 2024 must be accompanied by a premium of 5.00% of the aggregate principal amount of the loans being prepaid. The Superpriority Credit Agreement additionally provides that the Superpriority Borrower is required to prepay the Superpriority Loans in certain circumstances, including (i) in connection with asset sales, where mandatory prepayments must be made with the proceeds of such asset sales and accompanied by a premium of 1.00% of the aggregate principal amount of the loans being prepaid, and (ii) in connection with change of control and certain other transformative transactions, where prepayments must be accompanied by a premium of 5.00% of the aggregate principal amount of the loans being prepaid. Amounts borrowed and repaid under the Superpriority Facility may not be reborrowed.

The Superpriority Credit Agreement contains affirmative and negative covenants customary for facilities of its type, including, but not limited to, delivery of financial information, limitations on mergers, consolidations and fundamental changes, limitations on sales of assets, limitations on investments and acquisitions, limitations on liens, limitations on transactions with affiliates, limitations on indebtedness, limitations on negative pledge clauses, limitations on restrictions on subsidiary distributions, limitations on restricted payments and limitations on certain payments of indebtedness. The Superpriority Credit Agreement contains restrictions on making repayments of certain junior indebtedness prior to their maturity, subject to certain specified repayment conditions.

The Superpriority Credit Agreement provides for certain customary events of default, including, but not limited to, nonpayment of principal, interest, fees or other amounts, breach of covenants, cross default and cross acceleration to material indebtedness, voluntary and involuntary bankruptcy or insolvency proceedings, unpaid material judgments and change of control.
The description above is only a summary of the material provisions of the Superpriority Credit Agreement and is qualified in its entirety by reference to the Superpriority Credit Agreement, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Term Loan Exchange and New Term Loan Credit Agreement

On December 16, 2022, the Company made an offer to (i) each of the lenders (collectively, the “Existing Dollar Term Lenders”) holding certain dollar term loans (the “Existing Dollar Term Loans”) under the Existing Credit Agreement providing for the opportunity to exchange all (but not less than all) of the principal amount of its Existing Dollar Term Loans for the same principal amount of Dollar Term Loans (the “New Dollar Term Loans”) as defined in and made pursuant to the New Term Loan Credit Agreement (as defined below), plus the Transaction Premium (as defined in the Twelfth Amendment), and (ii) each of the lenders (collectively, the “Existing Euro Term Lenders” and together with the Existing Dollar Term Lenders, the “Existing Term Lenders”) holding certain euro term loans (the “Existing Euro Term Loans” and together with the Existing Dollar Term Loans, the “Existing Term Loans”; the loan facility for the Existing Term Loans, the “Existing Term Loan Facility”) providing for the opportunity to exchange all (but not less than all) of the principal amount of its Existing Euro Term Loans for either (a) the same principal amount of Euro Term Loans (the “New Euro Term Loans” and together with the New Dollar Term Loans, the “New

Term Loans”; the loan facility for the New Term Loans, the “New Term Loan Facility”) as defined in and made pursuant to the New Term Loan Credit Agreement or (b) the same principal amount of New Dollar Term Loans (with the exchange rate used for such conversion of the existing principal amount denominated in euros to the equivalent new principal amount denominated in dollars determined by reference to the WMR 4pm London Mid Spot Rate published by Refinitiv at 4:00 p.m. (London Time) on the date that was two business days prior to the Settlement Date), in each case, plus the Transaction Premium (collectively, clauses (i) and (ii), the “Term Loan Exchange Offer” and the exchange pursuant to the Term Loan Exchange Offer, the “Term Loan Exchange”).

On the Settlement Date, the Company completed the Term Loan Exchange whereby approximately 96.4% of the aggregate principal amount of Existing Dollar Term Loans and approximately 98.6% of the aggregate principal amount of Existing Euro Term Loans, were exchanged into $626.0 million (including a transaction premium of $18.2 million) in aggregate principal amount of New Dollar Term Loans, and €106.0 million (including a transaction premium of € 3.1 million) in aggregate principal amount of New Euro Term Loans, made pursuant to a Credit Agreement (the “New Term Loan Credit Agreement”), dated as of the Settlement Date, among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and GLAS Americas LLC, as collateral agent.

Substantially concurrently with the completion of the Exchange Offer, the Company prepaid the New Term Loans in an aggregate principal amount of $91.2 million New Dollar Term Loans and €15.4 million New Euro Term Loans, pursuant to the Initial New Term Loan Paydown and consistent with the Transaction Support Agreement. On December 31, 2023, the Company will prepay $30.4 million in aggregate principal amount of the New Dollar Term Loans and €5.1 million in aggregate principal amount of the New Euro Term Loans, subject to satisfaction of certain liquidity conditions.

As a result of the Term Loan Exchange, the Company’s obligations in respect of the Existing Term Loans of each lender who participated in the Term Loan Exchange were discharged and deemed satisfied in full, and each such lender’s commitments with respect to the Existing Term Loans were canceled.

The terms of the New Term Loans are governed by the New Term Loan Credit Agreement, which provides that the New Term Loans will mature on July 15, 2025. The New Term Loans bear interest at a rate equal to (i) in the case of Term Benchmark Loans (as defined in the New Term Loan Credit Agreement), (a) for New Dollar Term Loans, the Adjusted Term SOFR Rate (as defined in the New Term Loan Credit Agreement and subject to a 1.50% floor) plus a 0.10% credit spread adjustment plus an applicable margin of 5.25% and (b) for New Euro Term Loans, the Adjusted EURIBOR Rate (as defined in the New Term Loan Credit Agreement and subject to a 0.50% floor) plus an applicable margin of 5.50% and (ii) in the case of Floating Rate Loans (as defined in the New Term Loan Credit Agreement), the Alternate Base Rate (as defined in the New Term Loan Credit Agreement and subject to a 2.50% floor) plus an applicable margin of 4.25%. Interest accrued on the Term Loans is payable (i) in the case of Term Benchmark Loans, on the last day of the applicable Interest Period (as defined in the New Term Loan Credit Agreement) (provided that, if the Interest Period is longer than three months, interest is also payable on the last day of each three-month interval during such Interest Period), on any date on which the Term Benchmark Loans are repaid and at maturity, (ii) in the case of Floating Rate Loans, on the last business day of each March, June, September and December occurring after the Settlement Date, beginning with March 31, 2023, and at maturity.

The obligations of the Company under the New Term Loan Credit Agreement are guaranteed, subject to certain exclusions and agreed guaranty and security principles, by the Company’s material subsidiaries in the Specified Jurisdictions and secured (i) on a first-priority basis, ranking pari passu with the Superpriority Facility, the 2025 Senior Notes, the New 2025 Notes and the Existing Term Loans (excluding released liens), by certain Non-ABL Priority Collateral held by the Company and those guarantors that are organized in the United States, (ii) on a second-priority basis by certain other Non-ABL Priority Collateral held by the guarantors that are organized outside the United States and (iii) on a third-priority basis by the ABL Priority Collateral.

The New Term Loan Credit Agreement contains affirmative and negative covenants customary for facilities of its type, including, but not limited to, delivery of financial information, limitations on mergers, consolidations and fundamental changes, limitations on sales of assets, limitations on investments and acquisitions, limitations on liens, limitations on transactions with affiliates, limitations on indebtedness, limitations on negative pledge clauses, limitations on restrictions on subsidiary distributions, limitations on restricted payments and limitations on certain payments of indebtedness.

The New Term Loan Credit Agreement provides that the Company may prepay the New Term Loans at any time without premium or penalty, subject to restrictions contained in the documentation governing the Company’s other indebtedness. The New Term Loan Credit Agreement additionally provides that the Company will be required to prepay the New Term Loans in certain circumstances (without premium), including with the proceeds of asset sales and in connection with change of control transactions. Once repaid, the New Term Loans may not be reborrowed.

The description above is only a summary of the material provisions of the New Term Loan Credit Agreement and is qualified in its entirety by reference to the New Term Loan Credit Agreement, which are filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Revolving Credit and Guaranty Agreement

On the Settlement Date, the Company entered into a Revolving Credit and Guaranty Agreement (the “ABL Credit Agreement”), among the Company, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, GLAS AMERICAS LLC, as European collateral agent, the subsidiary borrowers (together with the Company, the “ABL Borrowers”) and guarantors party thereto and the lenders party thereto. The ABL Credit Agreement provides for an asset-based revolving credit facility (the “ABL Facility”) consisting of three Tranches (respectively, “Tranche A,” “Tranche B” and “Tranche C”) with a total commitment of up to $250 million, including a Tranche A commitment of up to $155 million, a Tranche B commitment of up to $25 million and a Tranche C commitment of up to $70 million. Letters of credit are limited to the lesser of (i) $50 million and (ii) the aggregate unused amount of the applicable lenders’ Tranche A commitments then in effect. Swing line loans are limited to the lesser (i) $50 million and (ii) in respect of an applicable borrower, such borrower’s Tranche A available credit then in effect. Subject to currencies available under the applicable Tranche, loans under the ABL Facility may be denominated, depending on the Tranche being drawn, in U.S. Dollars, Canadian Dollars, Euros and Pounds Sterling. The ABL Facility replaced the commitments of the Company’s existing revolving credit lenders under the Existing Credit Agreement, which were repaid in full and terminated on the Settlement Date.

On the Settlement Date, certain ABL Borrowers borrowed a total of $182 million under the ABL Facility, consisting of $122 million of Tranche A loans and $60 million of Tranche C loans. The proceeds of borrowing under the ABL Facility were or will be used, as applicable, (i) to finance the Refinancing Transactions, including the repayment of revolving loans outstanding under the Existing Credit Agreement on the Settlement Date, (ii) to finance the ongoing working capital requirements of the ABL Borrowers and their respective subsidiaries and (iii) for other general corporate purposes.

The ABL Facility will mature on July 20, 2026, subject to a springing maturity to a date that is 91 days prior to the maturity date of any indebtedness for borrowed money (other than any Existing Term Loans or 2024 Senior Notes that were not exchanged in connection with the Refinancing Transaction) in an aggregate principal amount of more than $25 million incurred by the Company or any of its subsidiaries. Loans under the ABL Facility bear interest determined by reference to a benchmark rate plus a margin of between 1.50% and 3.00%, in each case, depending on the amount of excess availability, the currency of the loans and the type of loans under the ABL Facility. A commitment fee equal to 0.50% per annum of the average daily unused portion is also payable quarterly by the ABL Borrowers under the ABL Facility.

The ABL Borrowers may borrow only up to the lesser of the level of the then-current borrowing base and the committed maximum borrowing capacity of $250 million, subject to certain sub-caps that are applicable under the facility.

The obligations of the ABL Borrowers under the ABL Facility are guaranteed, subject to certain exclusions and agreed guaranty and security principles, by the Company’s material subsidiaries in the Specified Jurisdictions and secured (i) on a first-priority basis by the ABL Priority Collateral, and (ii) on a junior-most priority basis by the Non-ABL Priority Collateral.

Borrowers under the ABL Facility may voluntarily repay outstanding loans thereunder at any time, without prepayment premium, subject to certain customary “breakage” costs. Amounts borrowed and repaid under the ABL Facility may be reborrowed.

The ABL Credit Agreement contains affirmative and negative covenants customary for facilities of its type, including, but not limited to, delivery of financial information, limitations on mergers, consolidations and fundamental changes, limitations on sales of assets, limitations on investments and acquisitions, limitations on liens, limitations on transactions with affiliates, limitations on indebtedness, limitations on negative pledge clauses, limitations on restrictions on subsidiary distributions, limitations on restricted payments and limitations on certain payments of indebtedness. The ABL Facility also requires the maintenance of a minimum Fixed Charge Coverage Ratio (as defined in the ABL Credit Agreement) of 1.00 to 1.00 for the four-fiscal-quarter period immediately preceding such date when excess availability is less than the greater of $25 million and 10% of the Line Cap (as defined in the ABL Credit Agreement) then in effect.

The ABL Credit Agreement contains customary events of default, including, but not limited to, nonpayment of principal, interest, fees or other amounts, breach of covenants, cross default and cross acceleration to material indebtedness, voluntary and involuntary bankruptcy or insolvency proceedings, unpaid material judgments and change of control.

The description above is only a summary of the material provisions of the ABL Credit Agreement and is qualified in its entirety by reference to the ABL Credit Agreement, which is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description
4.1
Indenture, dated as of December 29, 2022, among Diebold Nixdorf, Incorporated, the subsidiary guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, and GLAS Americas LLC, as collateral agent

4.2
Fifth Supplemental Indenture, dated as of December 29, 2022, to the Indenture, dated as of April 19, 2016, among Diebold Nixdorf, Incorporated, the subsidiary guarantors party thereto and U.S Bank Trust Company, National Association, as trustee

4.3
Supplemental Indenture, dated as of December 29, 2022, to the Indenture, dated as of July 20, 2020, among Diebold Nixdorf, Incorporated, the subsidiary guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee and existing notes collateral agent, and GLAS Americas LLC, as new notes collateral agent

4.4
Supplemental Indenture, dated as of December 29, 2022, to the Indenture, dated as of July 20, 2020, among Diebold Nixdorf, Incorporated, Diebold Nixdorf Dutch Holding B.V., the subsidiary guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, Elavon Financial Services DAC, as paying agent, transfer agent and registrar, U.S Bank Trustees Limited, as existing notes collateral agent and GLAS Americas LLC, as collateral agent

10.1	Unit Agreement, dated as of December 29, 2022, between Diebold Nixdorf, Incorporated and U.S. Bank Trust Company, National Association, as units trustee
10.2	Warrant Agreement, dated as of December 29, 2022, between Diebold Nixdorf, Incorporated and U.S. Bank Trust Company, National Association, as warrant agent
10.3
Twelfth Amendment to Credit Agreement, dated as of December 29, 2022, among Diebold Nixdorf, Incorporated, the subsidiary borrowers party thereto, the guarantors party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent

10.4
Credit Agreement, dated as of December 29, 2022, among Diebold Nixdorf, Incorporated, Diebold Nixdorf Holding Germany GmbH, the lenders party thereto, GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent

10.5
Credit Agreement, dated as of December 29, 2022, among Diebold Nixdorf, Incorporated, the lenders party thereto, JPMorgan Chase Bank, N.A., administrative agent, and GLAS Americas LLC, as collateral agent

10.6
Revolving Credit and Guaranty Agreement, dated as of December 29, 2022, among Diebold Nixdorf, Incorporated, the subsidiary borrowers and guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A. and PNC Capital Markets LLC, as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, GLAS Americas LLC, as European collateral agent, JPMorgan Chase Bank, N.A. and PNC Bank, National Association, as co-syndication agents, and Bank of America, N.A. and Deutsche Bank, as co-documentation agents

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
Date:	January 05, 2023	By:	/s/ Jonathan B. Leiken
			Name:	Jonathan B. Leiken
			Title:	Executive Vice President, and Chief Legal Officer and Secretary